Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AppTech Payments Corp. (the “Registrant”) on Form 10-K for the annual period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Felipe A. Corrado IV, Chief Financial Officer of AppTech Payments Corp., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 31, 2026	/s/ Felipe A. Corrado IV
Felipe A. Corrado IV
Chief Financial Officer and Treasurer
(Principal Financial Officer and Accounting Officer)